UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Preferred Income Fund

Ticker: HPI
Annual report 7/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believed it would be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end. The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China. In addition to rising inflation and interest rates, the biggest threat today to the nine-year bull market may in fact be policy uncertainty, a theme that will likely only become more pronounced as we head into November's midterm elections.

The short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors is whether equities in the back half of 2018 take their cues from these trends in place or the policy and political wavering that have characterized much of the first half of the year.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
15	Financial statements
19	Financial highlights
20	Notes to financial statements
28	Report of independent registered public accounting firm
29	Tax information
30	Additional information
32	Shareholder meeting
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

At net asset value
At closing market price
ICE Bank of America Merrill Lynch Hybrid Preferred Securities Index
4.61
6.62
1.61
7.66
12.10
5.86
9.37
10.42
6.74
10.66
11.52
6.33
1 year
3 year
5 year
10 year

The ICE Bank of America Merrill Lynch Hybrid Preferred Securities Index is a subset of the ICE Bank of America Merrill Lynch Fixed Rate Preferred Securities Index, including all subordinated securities with a payment deferral feature. The ICE Bank of America Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must have an investment-grade rating and the country of risk must also have an investment-grade rating.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Preferred securities generated positive returns

Second-half strength, driven largely by stable, long-term interest rates, helped offset first-half weakness.

Energy-related stocks boosted performance

The stocks of certain energy firms advanced, due largely to increases in oil prices.

Varied factors weighed on certain holdings

Reduced dividends, management concerns, and merger fallout caused a number of holdings to disappoint.

PORTFOLIO COMPOSITION AS OF 7/31/18 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively affect performance. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

The fund normally will invest at least 25% of its total assets in the industries composing the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the fund's investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Because utility companies are capital intensive, they can be hurt by higher interest rates, which would increase the companies' interest burden. They can also be affected by costs in connection with capital construction programs, costs associated with environmental and other regulations, and the effects of economic declines, surplus capacity, and increased competition. In addition, the fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, and regulatory and market impacts. The fund's investments in securities of foreign issuers involve special risks, such as political, economic, and currency risks and differences in accounting standards and financial reporting.

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Joseph H. Bozoyan, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Joseph H. Bozoyan, CFA
Portfolio Manager
John Hancock Asset Management

What was the market environment like for preferred securities during the 12 months ended July 31, 2018?

Preferred securities posted positive returns for the period, as difficult conditions in the first half gave way to a more favorable environment in the second half. In late 2017 and early 2018, preferreds were hurt largely by fears of rising interest rates amid an improved outlook for U.S. economic growth. Like fixed-income investments, preferreds tend to lag during periods of rising interest rates; the value of their income payments becomes less attractive relative to newly issued securities with higher prevailing yields. The U.S. tax reform bill that was passed in 2017 and went into effect on January 1, 2018 acted as a catalyst for higher consumer confidence. This helped equity markets, but also resulted in a higher yield for 10-year U.S. Treasuries and declining prices on interest-rate-sensitive preferred securities.

Long-term interest rates stabilized during the second half of the period, resulting in better returns for preferred securities. The yield on the benchmark 10-year U.S. Treasury note briefly climbed to the 3% threshold in May, but, ultimately, concerns about mounting trade tensions and slower global growth bolstered high-quality income-producing investments.

What's your view on income-producing investments?

We believe we're in the late stages in the ongoing interest-rate-hiking cycle. Granted, the U.S. Federal Reserve is likely to continue to raise policy rates during the balance of 2018, but we believe that most of the increase in rates already seemed to be priced into U.S. Treasury yields at period end. Looking ahead, we foresee somewhat stable bond yields and thus, stability for preferred shares as well.

But there are risks to this outlook: Escalating trade conflicts, for one, could push inflation higher and result in more interest-rate increases than we currently anticipate; so, we've taken a number of steps to prepare the fund for higher interest rates. First, we've made significant additions to the fund's fixed-to-floating-rate preferred securities exposure, which we expect to benefit if interest rates continue to increase. Second, we believe the fund's short U.S. Treasury futures hedge should also help provide some protection against rising rates. Finally, the fund owns some high-yielding

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       4

"Preferred securities posted positive returns during the period, as difficult conditions in the first half gave way to a more favorable environment in the second half."
common stocks of integrated oil companies, which tend to perform well in strong economic environments.

Our long-term enthusiasm for preferreds remains intact. We don't expect a significant increase in new issue supply of income-producing securities, given our view that corporations will likely remain reluctant to issue new ones. On the demand side, the aging global population should continue to have an appetite for assets that provide a steady and predictable income stream as increasingly numbers of older investors transfer larger portions of their portfolios into income-producing investments.

What drove the fund's performance?

The fund's holdings in energy-related common stocks, including the integrated companies BP PLC, Royal Dutch Shell PLC, and ONEOK, Inc., performed comparatively well. They all generated solid gains as the price of oil moved higher.

Fund performance also was bolstered by security selection among the financial companies. Here, an in-period addition to European bank BNP Paribus SA was a standout. We were very selective in adding such European bank hybrid securities—which combine both equity and debt characteristics—focusing our purchases on high-quality issuers whose securities we believed offered good value. Some domestic financials were among the fund's better performers as well, including Bank of America Corp. and MetLife, Inc. Many of the financials the fund held did well, in

SECTOR COMPOSITION AS OF 7/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       5

part due to their fixed-to-floating-rate structure. Such securities are issued with a fixed rate that typically lasts five years and then moves to a floating rate. These securities were in strong demand during much of the period because income investors sought to assure future income stream by capturing higher floating-rate coupons in the future.

Use of U.S. Treasury futures, which we employed to help hedge the fund's interest-rate exposure, also aided performance. As interest rates rose, the value of a short position in the Treasury bond futures contract increased in value.

What holdings detracted from the fund's performance?

Holdings in the mandatory convertible securities of Kinder Morgan, Inc. detracted. Most of its underperformance occurred in the final months of 2017, when the company disappointed investors by not increasing its dividend. So far in 2018, however, the holding had performed better.

A similar pattern held true for a stake in Teva Pharmaceutical Industries, Ltd., the world's largest maker of generic drugs. It performed poorly in late 2017 amid concerns about changeover in the company's leadership and unexpected levels of price competition for generic drugs. But year to date, Teva's stock rallied, mostly due to investors' enthusiasm about the company's cost cutting and restructuring plans. After period end, Teva won approval to market a generic EpiPen for allergy sufferers.

To a lesser extent, CenturyLink, Inc. underperformed late last year due to skepticism that its merger with Level 3 Communications could provide adequate growth opportunities and cost savings. CenturyLink securities, too, rallied year to date as this skepticism faded.

Were there any significant changes to the portfolio?

In addition to increasing exposure to European banks and adding other financials with the fixed-to-

TOP 10 ISSUERS AS OF 7/31/18 (%)

Dominion Energy, Inc.	4.9
JPMorgan Chase & Co.	3.8
PPL Corp.	3.7
DTE Energy Company	3.6
Kinder Morgan, Inc.	3.2
Crown Castle International Corp.	3.0
NextEra Energy, Inc.	2.8
Duke Energy Corp.	2.7
BB&T Corp.	2.7
W.R. Berkley Corp.	2.6
TOTAL	33.0
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       6

floating-rate feature, we made a few other notable additions to the fund's holdings. We sold or trimmed some of the energy-related positions and, while we remained bullish on energy commons, we felt it was prudent to take some profits in some of the larger holdings in the segment.

MANAGED BY

Joseph H. Bozoyan, CFA On the fund since 2015 Investing since 1993
Brad Lutz, CFA On the fund since 2017 Investing since 1992

QUALITY COMPOSITION AS OF 7/31/18 (%)

The views expressed in this report are exclusively those of Joseph H. Bozoyan, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       7

Fund’s investments
AS OF 7-31-18
	Shares	Value
Preferred securities 127.8% (84.3% of Total investments)		$711,518,390
(Cost $722,100,840)
Consumer staples 2.3%		12,941,500
Food and staples retailing 2.3%
Ocean Spray Cranberries, Inc., 6.250% (A)	143,000	12,941,500
Energy 5.8%		32,558,134
Oil, gas and consumable fuels 5.8%
Enbridge, Inc., Series B (6.375% to 4-15-23, then 3 month LIBOR + 3.593%)	210,000	5,359,200
Kinder Morgan, Inc., 9.750% (B)	810,916	27,198,934
Financials 50.4%		280,454,969
Banks 29.9%
Bank of America Corp., 6.204%	42,223	1,068,664
Bank of America Corp., 6.500% (B)	115,000	3,000,350
Barclays Bank PLC, 8.125% (B)(C)	690,000	18,333,300
BB&T Corp. (Callable 8-31-18), 5.200% (B)	416,250	10,464,525
BB&T Corp., 5.625% (B)	477,000	12,206,430
Citigroup Capital XIII (3 month LIBOR + 6.370%), 8.709% (D)	15,000	403,800
Citigroup, Inc., 5.800%	65,000	1,632,800
Citigroup, Inc., 6.875%	60,000	1,559,400
Citigroup, Inc. (6.875% to 11-15-23, then 3 month LIBOR + 4.130%) (B)	161,825	4,495,499
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%)	318,337	8,897,519
First Republic Bank, 7.000% (B)	95,000	2,436,750
JPMorgan Chase & Co., 5.450% (B)	400,000	10,224,000
JPMorgan Chase & Co., 6.100% (B)	122,000	3,252,520
JPMorgan Chase & Co., 6.125% (B)	670,000	17,587,500
JPMorgan Chase & Co., 6.300% (B)	25,000	652,250
MB Financial, Inc., 6.000%	234,293	6,091,618
Regions Financial Corp., 6.375%	138,164	3,507,984
Santander Holdings USA, Inc., 7.300%	365,000	9,114,050
Synovus Financial Corp. (6.300% to 6-21-23, then 3 month LIBOR + 3.352%)	160,000	4,136,000
The PNC Financial Services Group, Inc., 5.375% (B)	30,000	755,400
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%) (B)	187,000	5,120,060
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (B)(C)	705,000	19,627,200
Wells Fargo & Company, 6.000% (B)	127,000	3,276,600
Wells Fargo & Company, 8.000% (B)(C)	369,500	9,388,995
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	322,025	8,849,247
Western Alliance Bancorp, 6.250%	21,000	534,660
8	JOHN HANCOCK PREFERRED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 7.2%
Deutsche Bank Contingent Capital Trust II, 6.550%	10,000	$255,000
Morgan Stanley, 6.625%	80,000	2,077,600
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	155,000	4,163,300
Morgan Stanley (6.875% to 1-15-24, then 3 month LIBOR + 3.940%)	100,000	2,735,000
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%)	395,233	11,094,190
State Street Corp., 5.250% (B)	155,000	3,890,500
State Street Corp., 6.000% (B)(C)	580,600	15,240,750
The Goldman Sachs Group, Inc., 6.200%	29,999	779,074
Consumer finance 2.6%
Capital One Financial Corp., 6.200%	237,251	6,256,309
Capital One Financial Corp., 6.700%	54,991	1,446,813
Navient Corp., 6.000% (B)	294,071	6,534,258
Insurance 10.6%
Aegon NV, 6.375% (B)(C)	520,000	13,499,200
Aegon NV, 6.500% (B)	260,000	6,783,400
Assurant, Inc., 6.500%	15,000	1,755,000
Prudential Financial, Inc., 5.750% (B)	140,000	3,600,800
Prudential PLC, 6.500% (B)	154,500	4,041,720
Prudential PLC, 6.750%	51,000	1,345,380
RenaissanceRe Holdings, Ltd., Series C, 6.080%	25,000	635,250
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)	58,227	1,653,647
Unum Group, 6.250%	147,500	3,714,507
W.R. Berkley Corp., 5.625% (B)	885,000	21,832,950
Thrifts and mortgage finance 0.1%
Federal National Mortgage Association, Series S, 8.250% (E)	80,000	503,200
Health care 3.1%		17,325,701
Pharmaceuticals 3.1%
Teva Pharmaceutical Industries, Ltd., 7.000% (B)(C)	39,050	17,325,701
Industrials 2.3%		12,558,150
Machinery 2.3%
Stanley Black & Decker, Inc., 5.750% (B)	495,000	12,558,150
Real estate 14.1%		78,513,961
Equity real estate investment trusts 14.1%
American Homes 4 Rent, Series D, 6.500%	40,000	1,048,000
American Homes 4 Rent, Series E, 6.350%	40,000	1,039,600
American Homes 4 Rent, Series F, 5.875%	155,575	3,839,591
American Homes 4 Rent, Series G, 5.875%	144,000	3,561,120
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	9

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Crown Castle International Corp., Series A, 6.875% (B)	23,200	$25,000,673
Digital Realty Trust, Inc., 6.350%	922	24,092
Digital Realty Trust, Inc., 6.625%	10,900	289,722
Digital Realty Trust, Inc., 7.375%	34,936	909,733
Federal Realty Investment Trust, Series C, 5.000%	110,000	2,647,700
Kimco Realty Corp., 6.000% (B)	389,351	9,792,178
Public Storage, 5.200% (B)	125,000	3,102,500
Public Storage, 5.375%	21,263	531,150
Senior Housing Properties Trust, 5.625% (B)(C)	843,790	20,605,352
Ventas Realty LP, 5.450% (B)	245,000	6,122,550
Telecommunication services 10.2%		56,782,251
Diversified telecommunication services 3.2%
Qwest Corp., 6.125% (B)	30,000	625,500
Qwest Corp., 6.500%	84,205	1,849,142
Qwest Corp., 6.750%	360,000	8,074,800
Qwest Corp., 6.875%	33,795	763,429
Qwest Corp., 7.000% (B)	20,000	465,200
Qwest Corp., 7.500%	66,111	1,669,964
Verizon Communications, Inc., 5.900% (B)	168,000	4,331,494
Wireless telecommunication services 7.0%
Telephone & Data Systems, Inc., 6.625% (B)	233,381	5,951,216
Telephone & Data Systems, Inc., 6.875%	119,781	3,024,470
Telephone & Data Systems, Inc., 7.000% (B)(C)	340,000	8,527,200
United States Cellular Corp., 6.950% (B)	720,000	18,050,400
United States Cellular Corp., 7.250% (B)(C)	135,272	3,449,436
Utilities 39.6%		220,383,724
Electric utilities 22.7%
Alabama Power Company, 5.000% (B)	212,475	5,407,489
Duke Energy Corp., 5.125% (B)	916,525	22,995,612
Entergy Louisiana LLC, 5.250% (B)	241,476	6,073,121
HECO Capital Trust III, 6.500% (B)	379,850	10,001,830
Interstate Power & Light Company, 5.100% (B)(C)	270,000	6,771,600
NextEra Energy, Inc., 6.123% (B)(C)	418,000	23,930,500
NSTAR Electric Company, 4.780% (B)	15,143	1,476,443
PPL Capital Funding, Inc., 5.900% (B)	1,082,439	27,169,219
SCE Trust II, 5.100% (B)(C)	551,600	13,089,468
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%) (B)	20,000	541,000
The Southern Company, 6.250% (B)	351,399	9,157,458
Gas utilities 1.0%
South Jersey Industries, Inc., 7.250%	99,700	5,466,551
10	JOHN HANCOCK PREFERRED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities 15.9%
CMS Energy Corp., 5.625%	225,000	$5,607,000
Dominion Energy, Inc., 6.750% (B)	750,667	36,174,643
DTE Energy Company, 5.250% (B)(C)	528,107	12,991,432
DTE Energy Company, 5.250%	240,000	5,887,200
DTE Energy Company, 6.000%	96,175	2,537,097
DTE Energy Company, 6.500% (B)	173,100	9,134,487
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (B)	272,500	7,153,125
Sempra Energy, 6.000%	50,700	5,187,117

Sempra Energy, 6.750%	35,400	3,631,332
Common stocks 11.3% (7.4% of Total investments)		$62,509,367
(Cost $48,974,612)
Energy 9.7%		54,084,141
Oil, gas and consumable fuels 9.7%
BP PLC, ADR (B)	431,000	19,433,790
Enbridge, Inc.	50,000	1,771,500
ONEOK, Inc. (B)	260,000	18,314,400
Royal Dutch Shell PLC, ADR, Class A (B)	213,024	14,564,451
Telecommunication services 0.8%		4,317,100
Diversified telecommunication services 0.8%
CenturyLink, Inc.	230,000	4,317,100
Utilities 0.8%		4,108,126
Electric utilities 0.8%
PPL Corp.	142,792	4,108,126

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 12.0% (8.0% of Total investments)				$66,958,346
(Cost $67,544,515)
Consumer discretionary 1.5%				8,449,500
Automobiles 1.5%
General Motors Financial Company, Inc. (5.750% to 9-30-27, then 3 month LIBOR + 3.598%) (F)	5.750	09-30-27	8,600,000	8,449,500
Energy 1.4%				7,612,000
Oil, gas and consumable fuels 1.4%
Energy Transfer Partners LP (3 month LIBOR + 3.018%) (B)(D)	5.376	11-01-66	8,800,000	7,612,000
Financials 7.8%				43,694,990
Banks 5.3%
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (F)	7.375	08-19-25	6,194,000	6,581,125
Citizens Financial Group, Inc. (6.000% to 7-6-23, then 3 month LIBOR + 3.003%) (F)	6.000	07-06-23	3,500,000	3,522,750
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) (F)	6.500	03-23-28	8,000,000	$7,848,000
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) (F)	5.700	04-15-23	5,000,000	4,937,500
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (F)	7.500	06-27-24	3,120,000	3,221,400
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (F)	8.000	08-10-25	3,174,000	3,371,169
Capital markets 0.7%
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (A)(F)	7.500	07-17-23	4,066,000	4,192,046
Consumer finance 0.9%
Discover Financial Services (5.500% to 10-30-27, then 3 month LIBOR + 3.076%) (F)	5.500	10-30-27	5,000,000	4,900,000
Insurance 0.9%
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (F)	5.875	03-15-28	5,000,000	5,121,000
Utilities 1.3%				7,201,856
Multi-utilities 1.3%
Dominion Energy, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%) (B)(C)	5.750	10-01-54	5,000,000	5,211,856
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) (A)(F)	5.650	06-15-23	2,000,000	1,990,000

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.5% (0.3% of Total investments)				$2,787,000
(Cost $2,787,000)
U.S. Government Agency 0.5%				2,588,000
Federal Agricultural Mortgage Corp. Discount Note	1.770	08-01-18	504,000	504,000
Federal Home Loan Bank Discount Note	1.770	08-01-18	2,084,000	2,084,000

	Par value^	Value
Repurchase agreement 0.0%		199,000

Repurchase Agreement with State Street Corp. dated 7-31-18 at 0.900% to be repurchased at $199,005 on 8-1-18, collateralized by $215,000 U.S. Treasury Notes, 1.625% due 8-31-22 (valued at $206,560, including interest)	199,000	199,000
Total investments (Cost $841,406,967) 151.6%		$843,773,103
Other assets and liabilities, net (51.6%)		(287,054,078)
Total net assets 100.0%		$556,719,025

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
12	JOHN HANCOCK PREFERRED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 7-31-18 was $596,595,277. A portion of the securities pledged as collateral were loaned pursuant to the Credit Facility Agreement. The value of securities on loan amounted to $179,723,260.
(C)	A portion of this security is on loan as of 7-31-18, and is a component of the fund's leverage under the Credit Facility Agreement.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Non-income producing security.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	640	Short	Sep 2018	$(76,268,659)	$(76,423,974)	$(155,315)
						$(155,315)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	73,000,000	USD	Fixed 2.136%	USD 3 Month LIBOR BBA(a)	Semi-Annual	Quarterly	Oct 2022	—	$2,065,246	$2,065,246
								—	$2,065,246	$2,065,246

(a)	At 7-31-18, the 3 month LIBOR was 2.349%

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $840,856,403. Net unrealized appreciation aggregated to $4,826,631, of which $40,243,554 related to gross unrealized appreciation and $35,416,923 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK PREFERRED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $841,406,967)	$843,773,103
Receivable for centrally cleared swaps	821,135
Cash	61,263
Cash held at broker for futures contracts	672,016
Dividends and interest receivable	2,096,122
Receivable for investments sold	4,909,936
Other assets	61,529
Total assets	852,395,104
Liabilities
Payable for futures variation margin	30,003
Credit facility agreement	292,500,000
Payable for investments purchased	2,873,820
Interest payable	45,199
Payable to affiliates
Accounting and legal services fees	41,987
Trustees' fees	1,128
Other liabilities and accrued expenses	183,942
Total liabilities	295,676,079
Net assets	$556,719,025
Net assets consist of
Paid-in capital	$552,427,534
Distributions in excess of net investment income	(121,710)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap contracts	137,134
Net unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	4,276,067
Net assets	$556,719,025

Net asset value per share
Based on 26,020,486 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$ 21.40
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	15

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Dividends	$51,323,038
Interest	2,058,049
Less foreign taxes withheld	(437,130)
Total investment income	52,943,957
Expenses
Investment management fees	6,337,726
Interest expense	6,878,600
Accounting and legal services fees	176,577
Transfer agent fees	27,034
Trustees' fees	46,931
Custodian fees	70,713
Printing and postage	144,580
Professional fees	59,511
Stock exchange listing fees	25,474
Other	14,136
Total expenses	13,781,282
Less expense reductions	(71,321)
Net expenses	13,709,961
Net investment income	39,233,996
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	10,352,314
Futures contracts	3,319,169
Swap contracts	231,350
13,902,833
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(31,171,888)
Futures contracts	(71,710)
Swap contracts	2,065,246
(29,178,352)
Net realized and unrealized loss	(15,275,519)
Increase in net assets from operations	$23,958,477

16	JOHN HANCOCK PREFERRED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income	$39,233,996	$41,927,258
Net realized gain	13,902,833	13,218,508
Change in net unrealized appreciation (depreciation)	(29,178,352)	(28,708,938)
Increase in net assets resulting from operations	23,958,477	26,436,828
Distributions to shareholders
From net investment income	(43,698,893)	(43,671,976)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	369,055	320,563
Total decrease	(19,371,361)	(16,914,585)
Net assets
Beginning of year	576,090,386	593,004,971
End of year	$556,719,025	$576,090,386
Distributions in excess of net investment income	$(121,710)	—
Share activity
Shares outstanding
Beginning of year	26,003,254	25,988,795
Issued pursuant to Dividend Reinvestment Plan	17,232	14,459
End of year	26,020,486	26,003,254
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	17

STATEMENT OF CASH FLOWS For the year ended   7-31-18

Cash flows from operating activiities
Net increase in net assets from operations	$23,958,477
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(218,086,493)
Long-term investments sold	205,099,378
Net purchases and sales in short-term investments	10,260,000
Net amortization of premium (discount)	(3,303)
(Increase) Decrease in assets:
Receivable for futures variation margin	40,000
Receivable for centrally cleared swaps	(821,135)
Cash held at broker for futures contracts	63,984
Dividends and interest receivable	(577,556)
Receivable for investments sold	467,605
Other assets	31,222
Increase (Decrease) in liabilities:
Payable for futures variation margin	30,003
Payable for investments purchased	1,043,108
Interest payable	(17,580)
Payable to affiliates	9,680
Other liabilities and accrued expenses	32,723
Net change in unrealized (appreciation) depreciation on:
Investments	31,171,888
Net realized (gain) loss on:
Investments	(10,352,672)
Proceeds received as return of capital	977,623
Net cash provided by operating activities	$43,326,952
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(43,329,838)
Net cash used in financing activities	$(43,329,838)
Net decrease in cash	$(2,886)
Cash at beginning of year	$64,149
Cash at end of year	$61,263
Supplemental disclosure of cash flow information:
Cash paid for interest	$6,896,180
Noncash financing activities not included herein consists of reinvestment distributions:	$369,055
18	JOHN HANCOCK PREFERRED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$22.15	$22.82	$21.75	$21.31	$20.51
Net investment income[1]	1.51	1.61	1.60	1.65	1.67
Net realized and unrealized gain (loss) on investments	(0.58)	(0.60)	1.15	0.47	0.81
Total from investment operations	0.93	1.01	2.75	2.12	2.48
Less distributions
From net investment income	(1.68)	(1.68)	(1.55)	(1.68)	(1.68)
From tax return of capital	—	—	(0.13)	—	—
Total distributions	(1.68)	(1.68)	(1.68)	(1.68)	(1.68)
Net asset value, end of period	$21.40	$22.15	$22.82	$21.75	$21.31
Per share market value, end of period	$21.95	$22.29	$23.22	$19.76	$19.93
Total return at net asset value (%)[2,3]	4.61	4.94	13.66	10.72	13.27
Total return at market value (%)[2]	6.62	3.78	27.30	7.55	8.36
Ratios and supplemental data
Net assets, end of period (in millions)	$557	$576	$593	$565	$554
Ratios (as a percentage of average net assets):
Expenses before reductions	2.49	2.05	1.79	1.69	1.76
Expenses including reductions[4]	2.48	2.04	1.78	1.68	1.76
Net investment income	7.10	7.40	7.33	7.58	8.30
Portfolio turnover (%)	24	20	14	11	6
Senior securities
Total debt outstanding end of period (in millions)	$293	$293	$293	$293	$293
Asset coverage per $1,000 of debt[5]	$2,903	$2,970	$3,027	$2,932	$2,893

1	Based on average daily shares outstanding.
2	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Expenses including reductions excluding interest expense were 1.24%, 1.25%, 1.23%, 1.22% and 1.27% for the periods ended 7-31-18, 7-31-17, 7-31-16, 7-31-15 and 7-31-14, respectively.
5	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Preferred Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       20

The following is a summary of the values by input classification of the Fund's investments as of July 31, 2018, by major security category or type:

	Total value at 7-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Consumer staples	$12,941,500	—	$12,941,500	—
Energy	32,558,134	$32,558,134	—	—
Financials	280,454,969	276,740,462	3,714,507	—
Health care	17,325,701	17,325,701	—	—
Industrials	12,558,150	12,558,150	—	—
Real estate	78,513,961	53,513,288	25,000,673	—
Telecommunication services	56,782,251	52,450,757	4,331,494	—
Utilities	220,383,724	201,752,326	18,631,398	—
Common stocks	62,509,367	62,509,367	—	—
Corporate bonds	66,958,346	—	66,958,346	—
Short-term investments	2,787,000	—	2,787,000	—
Total investments in securities	$843,773,103	$709,408,185	$134,364,918	—
Derivatives:
Assets
Swap contracts	$2,065,246	—	$2,065,246	—
Liabilities
Futures	(155,315)	$(155,315)	—	—

Securities with a market value of approximately $31,736,000 at the beginning of the period were transferred from Level 1 to Level 2 during the period since quoted prices in active markets for identical securities were no longer available and securities were valued using other significant observable inputs.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       21

securities where the dividend may not be known until after the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2018, the fund has a capital loss carryforward of $413,430 available to offset future net realized capital gains. This carryforward expires on July 31, 2019.

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2018 and 2017 was as follows:

	July 31, 2018	July 31, 2017
Ordinary income	$43,698,893	$43,671,976

As of July 31, 2018, the fund has no distributable earnings on a tax basis.

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       22

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.

Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund's investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or Cash held at broker for futures contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Certain swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       23

shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2018, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging from $76.4 million to $80.6 million, as measured at each quarter end.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended July 31, 2018, the fund used interest rate swaps to manage against anticipated interest rate changes. The fund held interest rate swaps with total USD notional amounts ranging up to $73.0 million, as measured at each quarter end.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures	Futures†	—	($155,315)
Interest rate	Swap contracts, at value	Interest rate swaps^	$2,065,246	—
Total			$2,065,246	($155,315)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$3,319,169	$231,350	$3,550,519

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate	($71,710)	$2,065,246	$1,993,536

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.75% of the fund's average daily managed assets including any assets attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement expires on June 30, 2020,

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unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $71,321 for the year ended July 31, 2018.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended July 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:

•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit facility agreement

The fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $292,500,000 (maximum facility amount) and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. As of July 31, 2018, the fund had borrowings of $292,500,000 at an interest rate of 2.78%, which are reflected in the CFA

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payable on the Statement of assets and liabilities. During the year ended July 31, 2018, the average borrowings under the CFA and the effective average interest rate were $292,500,000 and 2.35%, respectively.

The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the year ended July 31, 2018, there were no commitment fees incurred by the fund.

The fund may terminate the CFA with 30 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days' notice prior to terminating or amending the CFA.

The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 331/3% of the fund's total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund's income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $53,001 for the year ended July 31, 2018 is recorded as a component of interest income on the Statement of operations.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $218,086,493 and $205,099,378, respectively, for the year ended July 31, 2018.

Note 9 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 10 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Preferred Income Fund (the "Fund") as of July 31, 2018, the related statements of operations and cash flows for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and principal investment strategies

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on August 27, 2002 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's primary investment objective is to provide a high level of current income consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its investment objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace. The fund's principal investment strategies include, but are not limited to, the following: Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the fund normally invests 25% or more of its total assets in the industries composing the utilities sector.

Dividends and distributions

During the year ended July 31, 2018, distributions from net investment income totaling $1.6800 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Distributions
August 31, 2017	$0.1400
September 29, 2017	0.1400
October 31, 2017	0.1400
November 30, 2017	0.1400
December 29, 2017	0.1400
January 31, 2018	0.1400
February 28, 2018	0.1400
March 29, 2018	0.1400
April 30, 2018	0.1400
May 31, 2018	0.1400
June 29, 2018	0.1400
July 31, 2018	0.1400
Total	$1.6800

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed

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its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

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All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 2, 2018. The following proposals were considered by the shareholders:

Proposal: To elect one (1) Trustee (Andrew G. Arnott) to serve for a one-year term ending at the 2019 Annual Meeting of Shareholders. To elect (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman, and Warren A. Thomson) to serve for a three-year term ending at the 2021 Annual Meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	21,931,040.939	510,785.800
Peter S. Burgess	21,932,980.939	508,845.800
Theron S. Hoffman	21,919,561.939	522,264.800
Non-Independent Trustee
Andrew G. Arnott	21,954,720.739	487,106.000
Warren A. Thomson	21,959,632.939	482,193.800

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky, and Gregory A. Russo.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Preferred Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

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The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the three-, five- and ten-year periods and underperformed its benchmark index for the one-year period ended December 31, 2017. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the three- and ten-year periods and underperformed its peer group average for the one- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the three-, five- and ten-year periods and to the peer group for the three- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the fund's benchmark index and that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings.

The Board noted that net management fees and total expenses for the fund are each lower than the peer group median and that the contractual fee waiver and/or expense reimbursement reduces certain expenses of the fund.

The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       35

Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f) (g)	noted that the fund's Subadvisor is an affiliate of the Advisor; noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk..

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based on the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that although the fund does not have breakpoints in its contractual management fee, its net management fee and total expenses are each below the peer group median. The Board determined that the management fee structure for the fund was reasonable.

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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the fund's subadvisory fees were below the peer group median. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

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Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the historical performance of the fund's benchmark and that the fund's performance is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2002	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2002	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Arnott, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2019; Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2020; Mr. Bardelis, Mr. Burgess, Ms. Harrison, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2021; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HPI

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

For shareholder assistance refer to page 32

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

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CLOSED-END FUNDS

Financial Opportunities

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Income Securities Trust

Investors Trust

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Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF569693	P8A 7/18 9/18

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $42,869 for the fiscal year ended July 31, 2018 and $42,869 for the fiscal year ended July 31, 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit related fees billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates") amounted to $0 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2017. Additionally, amounts billed to control affiliates were $110,200 and $106,517 for the fiscal years ended July 31, 2018 and 2017, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,725 for the fiscal year ended July 31, 2018 and $3,747 for the fiscal year ended July 31, 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $234 for the fiscal year ended July 31, 2018 and $832 for the fiscal year ended July 31, 2017. The nature of the services comprising the all other fees was mainly tax consulting work. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,152,121 for the fiscal year ended July 31, 2018 and $8,149,513 for the fiscal year ended July 31, 2017.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

     (a) Not applicable.
     (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of July 31, 2018.

Joseph Bozoyan, CFA
Portfolio Manager
Managing Director and Senior Investment Analyst, Intrinsic Value Team,
          John Hancock Asset Management (2014–2015)
Director and Senior Investment Manager, Intrinsic Value Team,
          John Hancock Asset Management (2011–2014)
Began business career in 1993
Managed the fund since 2015

Brad Lutz, CFA
Portfolio Manager, John Hancock Asset Management since 2017
Managing Director and Senior Investment Analyst, John Hancock Asset Management (2002-2017)
Began business career in 1993
Managed the fund since 2017

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2018. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Joseph Bozoyan, CFA	Other Registered Investment Companies: Approximately $4.0 billion
Other Pooled Investment Vehicles: Approximately $47 million
Other Accounts: None
Brad Lutz, CFA	Other Registered Investment Companies: Approximately $4.0 billion
Other Pooled Investment Vehicles: None
Other Accounts: Approximately $404 million

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

●

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

●

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

●

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

●

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

●

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

●

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

●

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

●

Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three- and five-year periods are considered, and no specific benchmark is used to measure performance. With respect to fixed income accounts, relative yields are also used to measure performance.

●	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.
●

Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

●

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of July 31, 2018 the value, of shares beneficially owned by the portfolio managers in the Fund and in similarly managed accounts.

Portfolio Manager	Range of Beneficial Ownership	Range of Beneficial Ownership in similarly managed accounts
Joseph Bozoyan, CFA	$10,001-$50,000	$10,001-$50,000
Brad Lutz, CFA	$0	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	September 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	September 17, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	September 17, 2018